EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Minerco Resources, Inc. (the “Registrant”) hereby certifies, to such officer’s knowledge, that:

(1)
the accompanying Quarterly Report on Form 10-Q of the Registrant for the quarter ended January 31, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 25, 2012	By:	/s/ John Powers
John Powers
Chief Executive Officer and Chief Financial Officer